Exhibit 10.1



                        THIRD LOAN MODIFICATION AGREEMENT

      This THIRD LOAN MODIFICATION AGREEMENT is entered into as of August 27, 1998, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East ("Bank"), and ENDOGEN, INC., a MASSACHUSETTS corporation with its principal place of business at 30 COMMERCE WAY, WOBURN, MASSACHUSETTS 01801 ("Borrower").

                                    RECITALS

      Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                    AGREEMENT

      1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a Revolving Promissory Note dated August 28, 1996 in the maximum principal amount of $850,000 (the "Revolving Note") a Term Promissory Note dated August 28, 1996 in the maximum principal amount of $400,000 (the "Term Note") and an Equipment Line Promissory Note dated October 8, 1997 in the maximum principal amount of $250,000 (the "Equipment Note"). The Revolving Note, the Term Note and the Equipment Note are governed by the terms of a Loan and Security Agreement dated August 28, 1996 between Borrower and Bank, as amended by Loan Modification Agreements dated as of May 7, 1997 and August 27, 1997 between Borrower and Bank, and as such Loan and Security Agreement may be further amended from time to time (the "Loan Agreement").

      Hereinafter, all indebtedness owing by Borrower to Bank under the Revolving Note, the Term Note and the Loan Agreement shall be referred to as the "Indebtedness."

      2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, the Revolving Note, the Term Note and the Equipment Note, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents."

      3.  DESCRIPTION OF CHANGES IN TERMS.

      3.1 Modifications to Revolving Note. The Revolving Note is hereby amended as follows:

          The entire principal amount and all accrued interest shall be due and payable on AUGUST 26, 1999.

      3.2 Modifications to Definitions. Section 1.1 of the Loan Agreement is hereby amended by substituting the following definitions for those set forth therein for the same terms, and in the case of new definitions, by adding those new definitions to that Section 1.1:

          "Revolving Maturity Date" means August 26, 1999.

          "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) derived from sales of products or services to Nycomed Amhersham International plc or to

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          Yamanouchi Pharmaceutical Co., Ltd., or (4) that Bank approves on a case-by-case basis.

      3.3 Modifications to Interest Rate Provisions. Section 2.4(a) of the Loan Agreement is hereby replaced in its entirety with the following:

          (a) Interest Rate. Except as set forth in Section 2.4(b), all Advances shall bear interest on the average Daily Balance at a rate equal to ONE HALF (0.5) percentage point above the Prime Rate; and the Term Loan shall bear interest on the average Daily Balance at a rate equal to ONE AND ONE-QUARTER (1.25) percentage points above the Prime Rate.

      3.4 Deletion of Tangible Net Worth Covenant. Section 6.10 of the Loan Agreement is hereby replaced in its entirety with the following:

          6.10 Tangible Net Worth. INTENTIONALLY OMITTED

      3.5 Modifications to Exhibits. Exhibit D of the Loan Agreement is hereby replaced in its entirety with Exhibit D to this Agreement.

      4. FACILITY FEE. Borrower shall pay to Bank a Facility Fee equal to FOUR THOUSAND TWO HUNDRED FIFTY AND NO/100THS Dollars ($4,250), which fee shall be due upon delivery of this Third Loan Modification Agreement to Bank and shall be fully earned and non-refundable. as well as any out-of-pocket expenses incurred by the Bank through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

      5. CONDITIONS PRECEDENT TO FURTHER ADVANCES. The obligation of Bank to make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Third Loan Modification Agreement duly executed by Borrower;

          (b) a Certificate of Clerk of Borrower with respect to charter amendments, incumbency and resolutions authorizing the execution and delivery of this Agreement;

          (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described in this Third Loan Modification Agreement.

      7. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against any of the obligations to pay any amounts under the Indebtedness.

      8. CONTINUING VALIDITY. Borrower understands and agrees that (i) in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Third Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Third Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Third Loan Modification Agreement, and (vi) the terms of this Section 8 apply not only to this Third Loan Modification Agreement but also to all subsequent loan modification agreements, if any.



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      9.  EFFECTIVENESS. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower": ENDOGEN, INC.             "Bank": SILICON VALLEY BANK, doing
                                      business as SILICON VALLEY EAST


By: /s/ Owen A. Dempsey               By: /s/ Phillip S. Ernst
    ------------------------------        ---------------------------
    Owen A. Dempsey, President            Phillip S. Ernst, VP



                                      SILICON VALLEY BANK

                                      By: /s/ Dawn Young
                                          --------------------------------------
                                      Title: Vice President
                                             -----------------------------------
                                      (Signed in Santa Clara County, California)


                                EXHIBIT D FOLLOWS



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


                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

Borrower:   Endogen, Inc.                        Lender:  Silicon Valley Bank
            30 Commerce Way                               3003 Tasman Drive
            Woburn, MA 01801                              Santa Clara, CA 95054

      The undersigned authorized officer of ENDOGEN, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated AUGUST 28, 1996 between Borrower and Bank, as amended (the "Loan Agreement"), (i) Borrower is in complete compliance for the period ending ___________ of all required conditions and terms except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes.

      Please indicate compliance status by circling Yes/No under "Complies" column

Reporting Covenant                       Required                  Complies
------------------                       --------                  --------
SEC Form 10Q                     Within 5 days of SEC filing        Yes No
SEC Form 10K                     Within 5 days of SEC filing        Yes No
A/R & A/P Agings                 Monthly within 25 days             Yes No
A/R Audit                        Annual                             Yes No

Financial Covenants                Required      Actual            Complies
-------------------                --------      ------            --------
Maintain on a Quarterly Basis:
Minimum Quick Ratio commencing     1.10:1.0   __________:1.0        Yes No
8/31/97
Maximum Debt/TNW                   0.75:1.0   __________:1.0        Yes No
Minimum Profitability*                $1      $____________         Yes No
Minimum Debt Service               1.5:1.0    __________:1.0        Yes No

* Maximum loss of $75,000 allowed in any one quarter during the fiscal year commencing 6/1/98.


Comments Regarding Exceptions:


On behalf of Borrower, the Officer further acknowledges that at any such time as Borrower is out of compliance with any of the terms set forth in the Agreement, including, without limitation, any of the financial covenants, Borrower cannot receive any advances.

Sincerely,



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----------------------------------         -------------------------------------
Signature                                             BANK USE ONLY

----------------------------------         Received by:
TITLE
                                           -------------------------------------
----------------------------------         Date:
DATE
                                           -------------------------------------
                                           Verified:

                                           -------------------------------------
                                           Date:

                                           -------------------------------------

                                           Compliance Status:     Yes      No
                                           -------------------------------------



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